UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2022

CVS Health Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island, 02895

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (401) 765-1500

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Securities registered pursuant to section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On September 2, 2022, CVS Pharmacy, Inc. (“Parent”), a Rhode Island corporation and wholly-owned subsidiary of CVS Health Corporation (“CVS Health”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Signify Health, Inc., a Delaware corporation (“Signify Health”), and Noah Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Subsidiary”), pursuant to which Merger Subsidiary will merge with and into Signify Health and whereupon Merger Subsidiary will cease to exist and Signify Health will be the surviving corporation in the Merger (the “Surviving Corporation”) and will continue as a wholly-owned subsidiary of Parent (the “Merger”).

Signify Health’s Board of Directors (the “Signify Board”) has unanimously among the directors voting, approved and declared it advisable to enter into the Merger Agreement and resolved to recommend that Signify Health’s stockholders approve the adoption of the Merger Agreement and the transactions contemplated thereby (the “Transactions”) (including the Merger on the terms and subject to the conditions set forth in the Merger Agreement).

As a result of the Merger, at the effective time of the Merger (the “Effective Time”), each share of class A common stock of Signify Health, par value $0.01 per share (“Class A Common Stock”) (other than (i) common stock owned by Signify Health, Parent or Merger Subsidiary or any subsidiary thereof and (ii) any shares of Class A Common Stock and class B common stock of Signify Health, par value $0.01 per share (“Class B Common Stock” and, together with Class A Common Stock, “Signify Health Stock”) owned by stockholders who properly exercise appraisal rights under Delaware law), including each share of Class A Common Stock resulting from the exchange of OpCo Units (as defined below), outstanding immediately prior to the Effective Time, shall be canceled and converted into the right to receive $30.50 per share in cash, without interest (such per-share consideration, the “Per Share Consideration” and the aggregate consideration, the “Merger Consideration”).

Pursuant to the Merger Agreement, immediately prior to the Effective Time, in accordance with the Third Amended and Restated Limited Liability Company Agreement of Cure TopCo LLC (“OpCo LLC”), dated as of February 12, 2021 (the “OpCo LLC Agreement”) and the certificate of incorporation of Signify Health, (i) Signify Health will require each member of OpCo (excluding Signify Health and the Company Holding Subsidiary (as defined in the Merger Agreement), but including Cure Aggregator, LLC) to effectuate a redemption of all of such OpCo Member’s LLC Units (as defined in the OpCo LLC Agreement) (“OpCo Units”), pursuant to which such OpCo Units will be exchanged for shares of Class A Common Stock on a one-for-one basis in accordance with the provisions of the OpCo LLC Agreement and (ii) each share of Class B Common Stock shall automatically be canceled immediately upon the consummation of such redemptions, such that no shares of Class B Common Stock will remain outstanding immediately prior to the Effective Time.

Pursuant to the Merger Agreement:

(a)

each option to purchase shares of Signify Health Stock (a “Signify Health Stock Option”) that is (i) outstanding immediately prior to the Effective Time and is vested and unexercised or (ii) held by a non-employee service provider to Signify Health (whether vested or unvested) (each, a “Cash-Out Stock Option”) shall be canceled and converted into the right to receive, without interest, an amount in cash determined by multiplying (x) the excess of the Per Share Consideration over the exercise price of such Cash-Out Stock Option by (y) the number of shares of Class A Common Stock subject to such Cash-Out Stock Option as of immediately prior to the Effective Time;

(b)

each Signify Health Stock Option that is outstanding as of immediately prior to the Effective Time (whether vested or unvested) that contains solely performance-based conditions that remain unsatisfied after giving effect to all of the transactions contemplated by the Merger Agreement shall be cancelled for no consideration;

(c)

each Signify Health Stock Option that is not a Cash-Out Stock Option that is outstanding immediately prior to the Effective Time (a “Rollover Stock Option”) shall be converted into an option to acquire, on substantially the same terms and conditions as were applicable under such Rollover Stock Option, the number of shares of common stock of the ultimate parent company of Parent (“Parent Common Stock”), determined by multiplying the number of shares of Class A Common Stock subject to such Rollover Stock Option immediately prior to the Effective Time by a fraction, the numerator of which is the Per Share Consideration and the denominator of which is the volume weighted average trading price of one share of Parent Common Stock on the New York Stock Exchange as reported on Bloomberg L.P. under the function “VWAP” (or, if not reported therein, in another authoritative source mutually selected by the parties) for the ten (10) consecutive trading days ending on (and including) the trading day that is three (3) trading days prior to the date of the closing of the Merger (the “Exchange Ratio”), at an exercise price per share of Parent Common Stock (rounded up to the nearest whole cent) equal to the exercise price of such Rollover Stock Option divided by the Exchange Ratio;

(d)

each restricted stock unit with respect to shares of Signify Health Stock (a “Signify Health RSU”) that is (i) outstanding immediately prior to the Effective Time and is vested and unsettled as of immediately prior to the Effective Time or (ii) held by a non-employee service provider to Signify Health (whether vested or unvested) (each, a “Cash-Out RSU”) shall be canceled and converted into the right to receive, without interest, an amount in cash determined by multiplying (x) the Per Share Consideration by (y) the number of shares of Signify Health Stock subject to the Cash-Out RSU as of immediately prior to the Effective Time;

(e)

each Signify Health RSU that is not a Cash-Out RSU that is outstanding immediately prior to the Effective Time (a “Rollover RSU”) shall be converted into a restricted stock unit, subject to substantially the same terms and conditions as were applicable under such Rollover RSU, with respect to a number of shares of Parent Common Stock determined by multiplying the number of shares of Class A Common Stock subject to such Rollover RSU immediately prior to the Effective Time by the Exchange Ratio; and

(f)

each Synthetic LLC Unit Award (as defined in the Merger Agreement) that is then outstanding shall become fully vested (to the extent unvested) and shall be canceled and converted into the right to receive, without interest, an amount in cash determined by multiplying (i) the number of units subject to such Synthetic LLC Unit Award by (ii) the Per Share Consideration.

Consummation of the Merger is subject to certain conditions, including, but not limited to, (i) Signify Health’s receipt of the approval of the Merger Agreement by stockholders holding a majority of the voting power of the outstanding shares of Signify Health Stock, (ii) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (iii) the absence of any law or order prohibiting or making illegal the consummation of the Merger, (iv) the absence of any Material Adverse Effect (as defined in the Merger Agreement) on Signify Health and (v) the Tax Receivable Agreement and LLC Agreement Amendment, dated as of September 2, 2022, by and among Signify Health, OpCo LLC and certain other parties thereto, being in full force and effect in accordance with its terms and not having been amended, repudiated, rescinded, or modified.

Signify Health has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of Signify Health and its subsidiaries prior to the Effective Time.

The Merger Agreement also includes covenants requiring Signify Health not to: (i) initiate, solicit, or knowingly encourage or facilitate the making of any offer or proposal that could reasonably be expected to result in an acquisition proposal, (ii) enter into or participate in any discussions or negotiations with any third party (as defined in the Merger Agreement) for the purpose of facilitating, inducing or encouraging an acquisition proposal,

(iii) provide any material non-public information relating to Signify Health or any of its subsidiaries to any person (other than Parent, Merger Subsidiary, or any designees of Parent or Merger Subsidiary) for the purpose of facilitating, inducing or encouraging an acquisition proposal or (iv) enter into any agreement with respect to an acquisition proposal. However, if the Signify Board receives an acquisition proposal (that did not result from a material breach of the no-shop covenants in the Merger Agreement) and following such receipt, the Signify Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such acquisition proposal constitutes or is reasonably likely to lead to a superior proposal and the failure to take such action would reasonably be expected to be inconsistent with the Signify Board’s fiduciary duties under Delaware law, then the Signify Board is permitted, subject to the terms and conditions set forth in the Merger Agreement, to terminate the Merger Agreement and change its recommendation to Signify Health’s stockholders to vote to approve the Merger Agreement (subject to certain matching rights in favor of Parent).

The Merger Agreement contains certain termination rights for each of Signify Health and Parent. Upon termination of the Merger Agreement in accordance with its terms, under certain specified circumstances, Signify Health will be required to pay Parent a termination fee in an amount equal to $228,000,000, including if the Merger Agreement is terminated due to Signify Health accepting a superior proposal or due to the Signify Board changing its recommendation to Signify Health’s stockholders to vote to approve the Merger Agreement.

The Merger Agreement further provides that Parent will be required to pay Signify Health a termination fee in an amount equal to $380,000,000 in the event the Merger Agreement is terminated under certain specified circumstances and receipt of antitrust approval has not been obtained by such time.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Signify Health, Parent, CVS Health, Merger Subsidiary or their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in CVS Health’s or Signify Health’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Signify Health, Parent, CVS Health and Merger Subsidiary and the Transactions that will be contained in or attached as an annex to the proxy statement that the Signify Health will file in connection with the Transactions, as well as in the other filings that CVS Health and Signify Health will make with the U.S. Securities and Exchange Commission (the “SEC”).

Voting Agreement

In connection with the Merger Agreement, certain affiliates of New Mountain Capital, L.L.C. (“New Mountain”) entered into a voting agreement (the “Voting Agreement”) with Parent pursuant to which, among other things, New Mountain has agreed to vote its shares in favor of obtaining Signify Health Stockholder Approval (as defined in the Merger Agreement) and the Transactions, including the approval and adoption of the Merger, the Merger Agreement or any related action reasonably required in furtherance thereof, and against any acquisition proposal or any action that would reasonably be expected to prevent, materially delay or materially impair the consummation of the Merger or the Transactions. New Mountain collectively owns approximately 54.4% of the total outstanding Class A Common Stock and 74.7% of the total outstanding Class B Common Stock, or approximately 59.4% of the total voting power of Signify Health Stock.

New Mountain’s obligations under the Voting Agreement terminate upon the earliest to occur of (i) an Adverse Recommendation Change (as defined in the Merger Agreement), (ii) termination of the Merger Agreement and (iii) the Effective Time.

The foregoing description of the Voting Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Voting Agreement, a copy of which is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of CVS Health. Statements in this communication that are forward looking include, but are not limited to, statements regarding the expected timing of the closing of the proposed acquisition and other transactions contemplated by the Merger Agreement. By their nature, all forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that are difficult to predict and/or quantify. Such risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the right of CVS Health or Signify Health or both of them to terminate the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; failure to obtain applicable regulatory or Signify Health stockholder approval in a timely manner or otherwise; the risk that the acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; risks related to the ability of CVS Health to successfully integrate the businesses and achieve the expected synergies and operating efficiencies within the expected timeframes or at all and the possibility that such integration may be more difficult, time consuming or costly than expected; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of CVS Health’s common stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of CVS Health to retain customers and maintain relationships with each of its business partners, suppliers and customers and on its operating results and businesses generally; the risk of litigation and/or regulatory actions related to the proposed acquisition; and other business effects, including the effects of industry, market, economic, political or regulatory conditions. Also, CVS Health’s actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in CVS Health’s SEC filings, including those set forth in the Risk Factors section and under the heading “Cautionary Statement Concerning Forward-Looking Statements” in CVS Health’s most recently filed Annual Report on Form 10-K, Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and Current Reports on Form 8-K.

You are cautioned not to place undue reliance on CVS Health’s forward-looking statements. CVS Health’s forward-looking statements are and will be based upon CVS Health’s management’s then-current views and assumptions regarding CVS Health’s proposed acquisition of Signify Health, future events and operating performance, and are applicable only as of the dates of such statements. CVS Health does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events, uncertainties or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1†	Agreement and Plan of Merger, dated as of September 2, 2022, by and among CVS Pharmacy, Inc., Noah Merger Sub, Inc. and Signify Health, Inc.

99.1	Voting Agreement, dated as of September 2, 2022, by and among CVS Pharmacy, Inc. and certain stockholders of Signify Health, Inc. party thereto.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2022

CVS HEALTH CORPORATION

By:	/s/ Shawn Guertin
Name:	Shawn Guertin
Title:	Executive Vice President and Chief Financial Officer